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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-A/A
                                 AMENDMENT NO. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Boston Celtics Limited Partnership
   (to become Boston Celtics Limited Partnership II, effective June 30, 1998)
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             (Exact Name of Registrant as Specified in its Charter)


                    Delaware                                04-2936516
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    (State of Incorporation or Organization)             (I.R.S. Employer
                                                        Identification no.)

              151 Merrimac Street
                   Boston, MA                                 02114
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     (Address of Principal Executive Offices)               (Zip Code)

   If this form relates to the             If this form relates to the
   registration of a class of securities   registration of a class of securities
   pursuant to Section 12(b) of the        pursuant to Section 12(g) of the
   Exchange Act and is effective           Exchange Act and is effective
   pursuant to General Instruction         pursuant to General Instruction
   A.(c), please check the following       A.(d), please check  the following
   box. [X]                                box. [ ]


Securities Act registration statement file number to which this form relates:
                                    333-50367
                                 ---------------
                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                   Name of Each Exchange on Which
        to be so Registered                   Each Class is to be Registered
        -------------------                   ------------------------------

6% Subordinated Debentures due 2038               New York Stock Exchange
-----------------------------------        -------------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

                     --------------------------------------


        On June 4, 1998, the Registrant filed a registration statement on Form 8-A to register 6% Subordinated Debentures due 2038. The Registrant hereby amends its Form 8-A solely to change the name of the Registrant to "Boston Celtics Limited Partnership II," effective June 30, 1998. The Certificate of Amendment of Certificate of Limited Partnership of Boston Celtics Limited Partnership was filed with the Secretary of State of the State of Delaware on June 29, 1998. Consequently, the 6% Subordinated Debentures due 2038 will trade, when they begin trading on July 1, 1998, under the name "Boston Celtics Limited Partnership II."

                                    SIGNATURE

                                    ---------


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf, by the undersigned, thereunto duly authorized.

Dated:  June 29, 1998



                                     BOSTON CELTICS LIMITED PARTNERSHIP
                                     (to become Boston Celtics Limited
                                     Partnership II, effective June 30, 1998)


                                     By: Celtics, Inc.
                                     Its: General Partner



                                     By: /s/ Richard G. Pond
                                         ---------------------------------------
                                     Name: Richard G. Pond
                                     Title: Executive Vice President, Chief
                                            Operating Officer, Chief Financial
                                            Officer, Treasurer and Secretary